                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED). . . . . . . . NOVEMBER 6, 1996

                                  TENNECO INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    1-9864                 76-0233548
      (STATE OR OTHER       (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       JURISDICTION                                     IDENTIFICATION NO.)
     OF INCORPORATION)

       1275 KING STREET, GREENWICH,                       06831
              CONNECTICUT                              (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 863-1000
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ITEM 5. OTHER EVENTS.

     Richard A. Snell, President and Chief Executive Officer of Tenneco Automotive, a Division of Tennessee Gas Pipeline Company, has been named chairman, president and chief executive officer of Federal-Mogul Corporation, an automotive-parts supplier. Mr. Snell has resigned from Tenneco Automotive effective November 30, 1996. Tenneco Automotive will report directly to Dana
G. Mead, Chairman and Chief Executive Officer of Tenneco Inc., until Mr. Snell's successor is named.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.
                                          Registrant

                                          By: /s/ Robert G. Simpson
                                             __________________________________
                                             Robert G. Simpson
                                             Vice President

Date: November 6, 1996

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